SECOND AMENDED AND RESTATED
                        GATEWAY DATA SCIENCES CORPORATION
                             1995 STOCK OPTION PLAN

                      (as amended through December 6, 1996)

                                    ARTICLE I
                                     General

         1.1 Purpose of Plan; Term

                  (a) Adoption. On October 23, 1995, the Board of Directors (the "Board") of Gateway Data Sciences Corporation, an Arizona corporation (the "Company"), adopted the 1995 Stock Option Plan (the "Original Plan"). The Original Plan was approved by the shareholders of the Company on that same date. On December 28, 1995, the Company declared a two-for-three reverse stock split. As a result, the number of shares available to be issued under the Original Plan was reduced to 533,333. On February 15, 1996, the Board adopted an amended and restated 1995 Stock Option Plan (the "First Revised Plan") whereby the available shares under the Original Plan were increased and certain other matters were clarified. The shareholders of the Company approved the First Revised Plan on February 15, 1996. On December 6, 1996, the Board adopted this newly amended and restated 1995 Stock Option Plan (the "Second Revised Plan") whereby certain technical changes were made. The Second Revised Plan does not require approval by the shareholders of the Company and shall be effective as of the date of its adoption by the Board. The Second Revised Plan shall be known as the Gateway Data Sciences Corporation Second Amended and Restated 1995 Stock Option Plan (the "Plan"). When applicable, the term "Plan" shall include the Original Plan and/or the First Revised Plan.

                  (b) Defined Terms. All initially capitalized terms used hereby shall have the meaning set forth in Article V hereto.

                  (c) General Purpose. The Plan shall be divided into two programs: the Discretionary Grant Program and the Automatic Grant Program.

                           (i) Discretionary  Grant Program.  The purpose of the
Discretionary Grant Program is to further the interests of the Company and its shareholders by encouraging key persons associated with the Company (or Parent or Subsidiary Corporations) to acquire shares of the Company's Stock, thereby acquiring a proprietary interest in its business and an increased personal interest in its continued success and progress. Such purpose shall be accomplished by providing for the discretionary granting of options to acquire the Company's Stock ("Discretionary Options"), the direct granting of the Company's Stock ("Stock Awards"), the granting of stock appreciation rights ("SARs"), or the granting of other cash awards ("Cash Awards") (Stock Awards, SARs and Cash Awards shall be collectively referred to herein as "Discretionary Awards").

                           (ii)  Automatic  Grant  Program.  The  purpose of the
Automatic Grant Program is to promote the interests of the Company by providing non-employee members of the Company's Board the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company and to thereby have an increased personal interest in its continued success and
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progress.  Such purpose  shall be  accomplished  by providing  for the automatic grant of options to acquire the Company's Stock ("Automatic Options") and for the automatic award of Stock ("Automatic Awards").

                  (d) Character of Options. Discretionary Options granted under this Plan to employees of the Company (or Parent or Subsidiary Corporations) that are intended to qualify as "incentive stock options" as defined in Code section 422 ("Incentive Stock Options") will be specified in the applicable stock option agreement. All other Options granted under this Plan will be nonqualified options.

                  (e) Rule  16b-3  Plan.  With  respect  to  persons  subject to
Section 16 of the Securities Exchange Act of 1934, as amended ("1934 Act"), the Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the 1934 Act. In such instance, to the extent any provision of the Plan or action by a Plan Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by such Plan Administrator. In addition, the Board may amend the Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the shareholders of the Company.

                  (f) Duration of Plan. The term of the Plan is 10 years commencing on the date of adoption of the Plan by the Board as specified in
Section 1.1(a) hereof. No Option or Award shall be granted under the Plan unless granted within 10 years of the adoption of the Plan by the Board, but Options or Awards outstanding on that date shall not be terminated or otherwise affected by virtue of the Plan's expiration.

         1.2 Stock and Maximum Number of Shares Subject to Plan.

                  (a) Description of Stock and Maximum Shares Allocated. The stock subject to the provisions of the Plan and issuable upon the grant of Stock Awards or upon the exercise of SARs or Options granted under the Plan is shares of the Company's common stock, $.01 par value per share (the "Stock"), which may be either unissued or treasury shares, as the Board may from time to time determine. Subject to adjustment as provided in Section 4.1 hereof, the aggregate number of shares of Stock covered by the Plan and issuable thereunder shall be 800,000 shares of Stock.

                  (b) Calculation of Available Shares. For purposes of calculating the maximum number of shares of Stock which may be issued under the
Plan: (i) the shares issued (including the shares, if any, withheld for tax withholding requirements) upon exercise of an Option shall be counted and (ii) the shares issued (including the shares, if any, withheld for tax withholding requirements) as a result of a grant of a Stock Award or an exercise of an SAR shall be counted.

                  (c) Restoration of Unpurchased Shares. If an Option or SAR expires or terminates for any reason prior to its exercise in full and before the term of the Plan expires, the shares of Stock subject to, but not issued under, such Option or SAR shall, without further action or by or on behalf of the Company, again be available under the Plan.
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         1.3 Approval; Amendments.

                  (a) Approval by Shareholders. The First Revised Plan was approved by the shareholders of the Company on February 15, 1996. The date on which such shareholder approval was obtained shall be referred to herein as the "Effective Date."

                  (b) Commencement of Programs. The Discretionary Grant Program became effective on October 23, 1995. The Automatic Grant Program became effective on March 19, 1996, the first date that any equity security of the Company became registered under Section 12 of the 1934 Act.

                  (c) Amendments to Plan. The Board may, without action on the part of the Company's shareholders, make such amendments to, changes in and additions to the Plan as it may, from time to time, deem necessary or appropriate and in the best interests of the Company; provided, the Board may not, without the consent of the applicable Optionholder, take any action which disqualifies any Discretionary Option previously granted under the Plan for treatment as an Incentive Stock Option or which adversely affects or impairs the rights of the Optionholder of any Discretionary Option outstanding under the Plan, and further provided that, except as provided in Article IV hereof, the Board may not, without the approval of the Company's shareholders, (i) increase the aggregate number of shares of Stock subject to the Plan, (ii) reduce the exercise price at which Discretionary Options may be granted or the exercise price at which any outstanding Discretionary Option may be exercised, (iii) extend the term of the Plan, (iv) change the class of persons eligible to receive Discretionary Options or Discretionary Awards under the Plan, or (v) materially increase the benefits accruing to participants under the Plan. Notwithstanding the foregoing, Discretionary Options or Discretionary Awards may be granted under this Plan to purchase shares of Stock in excess of the number of shares then available for issuance under the Plan if (A) an amendment to increase the maximum number of shares issuable under the Plan is adopted by the Board prior to the initial grant of any such Option or Award and within one year thereafter such amendment is approved by the Company's shareholders and (B) each such Discretionary Option or Discretionary Award granted is not to become exercisable or vested, in whole or in part, at any time prior to the obtaining of such shareholder approval.

                                   ARTICLE II
                           Discretionary Grant Program

         2.1 Participants; Administration.

                  (a) Eligibility and Participation. Discretionary Options and Discretionary Awards may be granted only to persons ("Eligible Persons") who at the time of grant are (i) key personnel (including officers and directors) of the Company or Parent or Subsidiary Corporations, or (ii) consultants or independent contractors who provide valuable services to the Company or Parent or Subsidiary Corporations; provided that (1) if a Senior Committee exists, the members of that Senior Committee shall be ineligible, during their tenure on the Senior Committee, to be granted Discretionary Options or Discretionary Awards under the Plan or to be granted or awarded equity securities of the Company pursuant to any other plan of the Company or its affiliates except pursuant to the Automatic Grant Program or as otherwise allowed under the 1934 Act, and (2) Incentive Stock Options may only be granted to key personnel of the Company (and its Parent or Subsidiary Corporation) who are also employees of the Company (or its Parent or Subsidiary Corporation), and (3) the maximum number of shares of Stock with respect to which Options or Awards may be granted to any employee during the
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term of the Plan shall not  exceed 50 percent of the shares of Stock  covered by the Plan. A Plan Administrator shall have full authority to determine which Eligible Persons in its administered group are to receive Discretionary Option grants under the Plan, the number of shares to be covered by each such grant, whether or not the granted Discretionary Option is to be an Incentive Stock Option, the time or times at which each such Discretionary Option is to become exercisable, and the maximum term for which the Discretionary Option is to be outstanding. A Plan Administrator shall also have full authority to determine which Eligible Persons in such group are to receive Discretionary Awards under
the   Discretionary   Grant  Program  and  the   conditions   relating  to  such
Discretionary Award.

                  (b) General Administration. The Eligible Persons under the Discretionary Grant Program shall be divided into two groups and there shall be a separate administrator for each group. One group will be comprised of Eligible Persons that are Affiliates. For purposes of this Plan, the term "Affiliates" shall mean all "officers" (as that term is defined in Rule 16a-1(f) promulgated under the 1934 Act) and directors of the Company and all persons who own ten percent or more of the Company's issued and outstanding equity securities. Initially, the power to administer the Discretionary Grant Program with respect to Eligible Persons that are Affiliates shall be vested with the Board. At any time, however, the Board may vest the power to administer the Discretionary Grant Program with respect to Persons that are Affiliates exclusively with a committee (the "Senior Committee") comprised of two or more Non- Employee Directors who are appointed by the Board. The Senior Committee, in its sole discretion, may require approval of the Board for specific grants of Discretionary Options or Awards under the Discretionary Grant Program. The administration of all Eligible Persons that are not Affiliates ("Non-Affiliates") shall be vested exclusively with the Board. The Board, however, may at any time appoint a committee (the "Employee Committee") of two or more persons who are members of the Board and delegate to such Employee Committee the power to administer the Discretionary Grant Program with respect to the Non-Affiliates. In addition, the Board may establish an additional committee or committees of persons who are members of the Board and delegate to such other committee or committees the power to administer all or a portion of the Discretionary Grant program with respect to all or a portion of the Eligible Persons. Members of the Senior Committee, Employee Committee or any other committee allowed hereunder shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may at any time terminate all or a portion of the functions of the Senior Committee, the Employee Committee, or any other committee allowed hereunder and reassume all or a portion of powers and authority previously delegated to such committee. The Board in its discretion may also require the members of the Senior Committee, the Employee Committee or any other committee allowed hereunder to be "outside directors" as that term is defined in any applicable regulations promulgated under Code section 162(m).

                  (c) Plan  Administrators.  The Board, the Employee  Committee,
Senior Committee, and/or any other committee allowed hereunder, whichever is applicable, shall be each referred to herein as a "Plan Administrator." Each Plan Administrator shall have the authority and discretion, with respect to its administered group, to select which Eligible Persons shall participate in the Discretionary Grant Program, to grant Discretionary Options or Discretionary Awards under the Discretionary Grant Program, to establish such rules and
regulations   as  they  may  deem   appropriate   with  respect  to  the  proper
administration   of  the   Discretionary   Grant   Program   and  to  make  such
determinations under, and issue such interpretations of, the Discretionary Grant Program and any outstanding Discretionary Option or Discretionary Award as they may deem necessary or advisable. Unless otherwise required by law or specified by the Board with respect to any committee, decisions among the members of a Plan Administrator shall be by majority vote. Decisions of a Plan Administrator shall be final and binding
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on all parties who have an interest in the  Discretionary  Grant  Program or any outstanding Discretionary Option or Discretionary Award.

                  (d) Guidelines for Participation. In designating and selecting Eligible Persons for participation in the Discretionary Grant Program, a Plan Administrator shall consult with and give consideration to the recommendations and criticisms submitted by appropriate managerial and executive officers of the Company. A Plan Administrator also shall take into account the duties and responsibilities of the Eligible Persons, their past, present and potential contributions to the success of the Company and such other factors as a Plan Administrator shall deem relevant in connection with accomplishing the purpose of the Plan.

         2.2 Terms and Conditions of Options

                  (a) Allotment of Shares. A Plan Administrator shall determine the number of shares of Stock to be optioned from time to time and the number of shares to be optioned to any Eligible Person (the "Optioned Shares"). The grant of a Discretionary Option to a person shall neither entitle such person to, nor disqualify such person from, participation in any other grant of Options or Stock Awards under this Plan or any other stock option plan of the Company.

                  (b) Exercise Price. Upon the grant of any Discretionary Option, a Plan Administrator shall specify the option price per share. If the Discretionary Option is intended to qualify as an Incentive Stock Option under the Code, the option price per share may not be less than 100 percent of the fair market value per share of the stock on the date the Discretionary Option is granted (110 percent if the Discretionary Option is granted to a shareholder who at the time the Discretionary Option is granted owns or is deemed to own stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary Corporation). The determination of the fair market value of the Stock shall be made in accordance with the valuation provisions of Section 4.5 hereof.

                  (c) Individual Stock Option Agreements. Discretionary Options granted under the Plan shall be evidenced by option agreements in such form and content as a Plan Administrator from time to time approves, which agreements shall substantially comply with and be subject to the terms of the Plan, including the terms and conditions of this Section 2.2. As determined by a Plan Administrator, each option agreement shall state (i) the total number of shares to which it pertains, (ii) the exercise price for the shares covered by the Option, (iii) the time at which the Options vest and become exercisable and (iv) the Option's scheduled expiration date. The option agreements may contain such other provisions or conditions as a Plan Administrator deems necessary or appropriate to effectuate the sense and purpose of the Plan, including covenants by the Optionholder not to compete and remedies for the Company in the event of the breach of any such covenant.

                  (d) Option Period. No Discretionary Option granted under the Plan that is intended to be an Incentive Stock Option shall be exercisable for a period in excess of 10 years from the date of its grant (five years if the
Discretionary   Option  is  granted  to  a  shareholder  who  at  the  time  the
Discretionary Option is granted owns or is deemed to own stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any Parent or any Subsidiary Corporation), subject to earlier termination in the event of termination of employment, retirement or death of the Optionholder. A Discretionary Option may be exercised in full or in part at any time or from time
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to time during the term of the Discretionary  Option or provide for its exercise in stated installments at stated times during the Option's term.

                  (e) Vesting; Limitations. The time at which the Optioned Shares vest with respect to an Optionholder shall be in the discretion of that Optionholder's Plan Administrator. Notwithstanding the foregoing, to the extent a Discretionary Option is intended to qualify as an Incentive Stock Option, the aggregate fair market value (determined as of the respective date or dates of grant) of the Stock for which one or more Options granted to any person under this Plan (or any other option plan of the Company or its Parent or Subsidiary Corporations) may for the first time become exercisable as Incentive Stock Options during any one calendar year shall not exceed the sum of $100,000 (referred to herein as the "$100,000 Limitation"). To the extent that any person holds two or more Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability as an Incentive Stock Option shall be applied on the basis of the order in which such Options are granted.

                  (f) No Fractional Shares. Options shall be exercisable only for whole shares; no fractional shares will be issuable upon exercise of any Discretionary Option granted under the Plan.

                  (g) Method of Exercise. In order to exercise a Discretionary Option with respect to any vested Optioned Shares, an Optionholder (or in the case of an exercise after an Optionholder's death, such Optionholder's executor, administrator, heir or legatee, as the case may be) must take the following action:

                           (i)  execute  and  deliver  to the  Company a written
notice of exercise signed in writing by the person exercising the Discretionary Option specifying the number of shares of Stock with respect to which the Discretionary Option is being exercised;

                           (ii)  pay the  aggregate  Option  Price in one of the
alternate forms as set forth in Section 2.2(h) below; and

                           (iii)  furnish  appropriate  documentation  that  the
person or persons exercising the Discretionary Option (if other than the Optionholder) has the right to exercise such Option.

As soon as practicable after the Exercise Date, the Company shall mail or deliver to or on behalf of the Optionholder (or any other person or persons exercising this Discretionary Option in accordance herewith) a certificate or certificates representing the Stock for which the Discretionary Option has been exercised in accordance with the provisions of this Plan. In no event may any Discretionary Option be exercised for any fractional shares.

                  (h) Payment of Option Price. The aggregate Option Price shall be payable in one of the alternative forms specified below:

                           (i) Full payment in cash or check made payable to the
Company's order; or

                           (ii) Full  payment  in  shares of Stock  held for the
requisite period necessary to avoid a charge to the Company's reported earnings and valued at fair market value on the Exercise Date (as determined in accordance with Section 4.5 hereof); or
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                           (iii)  If  a  cashless   exercise  program  has  been
implemented by the Board, full payment through a sale and remittance procedure pursuant to which the Optionholder (A) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the Optioned Shares to be purchased and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the Optioned Shares to be purchased and (B) shall concurrently provide written directives to the Company to deliver the certificates for the Optioned Shares to be purchased directly to such brokerage firm in order to complete the sale transaction.

                  (i) Repurchase Right. The Plan Administrator may, in its sole discretion, set forth other terms and conditions upon which the Company (or its assigns) shall have the right to repurchase shares of Stock acquired by an Optionholder pursuant to a Discretionary Option. Any repurchase right of the Company shall be exercisable by the Company (or its assignees) upon such terms and conditions as the Plan Administrator may specify in the Stock Repurchase Agreement evidencing such right. The Plan Administrator may also in its discretion establish as a term and condition of one or more Discretionary Options granted under the Plan that the Company shall have a right of first refusal  with  respect  to  any  proposed  sale  or  other  disposition  by  the
Optionholder of any shares of Stock issued upon the exercise of such Discretionary Options. Any such right of first refusal shall be exercisable by the Company (or its assigns) in accordance with the terms and conditions set forth in the Stock Repurchase Agreement.

                  (j) Termination of Incentive Stock Options.

                           (i)  Termination  of  Service.  If  any  Optionholder
ceases to be in Service to the Company for a reason other than death, such Optionholder (or such Optionholder's successors in the case of the Optionholder's death) may, within three months after the date of termination of such Service, but in no event after the Incentive Stock Option's stated expiration date, exercise some or all of the Incentive Stock Options that the Optionholder was entitled to exercise on the date the Optionholder's Service terminated; provided, that if Optionholder is discharged for Cause or commits acts detrimental to the Company's interests after the Service of the Optionholder has been terminated, then the Incentive Stock Options shall thereafter be void for all purposes. "Cause" shall mean a termination of Service based upon a finding by the Plan Administrator that the Optionholder (a) has committed a felony involving dishonesty, fraud, theft or embezzlement; (b) has repeatedly failed or refused, after written notice from the Company, in a material respect to follow reasonable policies or directives established by the Company; (c) has willfully and persistently failed, after written notice from the Company, to attend to material duties or obligations imposed upon him; (d) has performed an act or failed to act, which, if he were prosecuted and convicted, would constitute a theft of money or property of the Company; or (e) has misrepresented or concealed a material fact for purposes of securing employment with the Company. Notwithstanding the foregoing, if any Optionholder ceases to be in Service to the Company by reason of permanent disability within the meaning of section 22(e)(3) of the Code (as determined by the applicable Plan Administrator), the Optionholder shall have 12 months after the date of termination of Service, but in no event after the stated expiration date of the Optionholder's Incentive Stock Options, to exercise Incentive Stock Options that the Optionholder was entitled to exercise on the date the Optionholder's Service terminated as a result of disability.

                           (ii) Death of Optionholder.  If an Optionholder  dies
while in the Company's Service, the Optionholder's vested Incentive Stock Options on the date of death shall be exercisable within
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three  months  of  such  death  or  until  the  stated  expiration  date  of the
Optionholder's Incentive Stock Option, whichever occurs first, by the person or persons ("successors") to whom the Optionholder's rights pass under a will or by the laws of descent and distribution. As soon as practicable after receipt by the Company of the notice of exercise and of payment in full of the Option Price as specified in Sections 2.2(g) and (h) hereof, a certificate or certificates representing the Optioned Shares shall be registered in the name or names specified by the successors in the written notice of exercise and shall be delivered to the successors.

                  (k) Termination of Nonqualified Options. Any Options which are not Incentive Stock Options and which are exercisable at the time an Optionholder ceases to be in Service to the Company shall remain exercisable for such period of time thereafter as determined by the Plan Administrator at the time of grant and set forth in the documents evidencing such Options. In the absence of any provision in the documents evidencing such Option, the Option shall remain exercisable (i) for a period of three months after termination as a result of the Optionholder's death; (ii) for a period of 12 months if the Optionholder ceases to be in service to the Company by reason of permanent disability within the meaning of section 22(e)(3) of the Code); and (iii) for a period of three months after termination for any other reason; provided, that no Option shall be exercisable after the Option's stated expiration date, and provided further, that if the Optionholder is discharged for Cause (as defined in Section 2.2(j)(i)) or commits acts detrimental to the Company's interests after the Service of the Optionholder has been terminated, then the Option will thereafter be void for all purposes.

                  (l) Other Plan Provisions Still Applicable. If a Discretionary Option is exercised upon the termination of Service or death of an Optionholder under this Section 2.2, the other provisions of the Plan shall still be applicable to such exercise, including the requirement that the Optionholder or its successor may be required to enter into a Stock Repurchase Agreement.

                  (m) Definition of "Service". For purposes of this Plan, unless it is evidenced otherwise in the option agreement with the Optionholder, the Optionholder shall be deemed to be in "Service" to the Company so long as such individual renders continuous services on a periodic basis to the Company (or to any Parent or Subsidiary Corporation) in the capacity of an employee, director, or an independent consultant or advisor. In the discretion of a Plan Administrator, an Optionholder shall be considered to be rendering continuous services to the Company even if the type of services change, e.g., from employee to independent consultant. The Optionholder shall be considered to be an employee for so long as such individual remains in the employ of the Company or one or more of its Parent or Subsidiary Corporations.

         2.3 Terms and Conditions of Stock Awards

                  (a) Eligibility. All Eligible Persons shall be eligible to receive Stock Awards. The Plan Administrator of each administered group shall determine the number of shares of Stock to be awarded from time to time to any Eligible Person in such group. The grant of a Stock Award to a person (a "Grantee") shall neither entitle such person to, nor disqualify such person from participation in, any other grant of options or awards by the Company, whether under this Plan or under any other stock option or award plan of the Company.

                  (b) Award for Services Rendered. Stock Awards shall be granted in recognition of an Eligible Person's services to the Company. The grantee of any such Stock Award shall not be required to pay any consideration to the Company upon receipt of such Stock Award, except as may be required to satisfy any applicable Arizona corporate law, employment tax and/or income tax withholding requirements.

                  (c) Conditions to Award. All Stock Awards shall be subject to such terms, conditions, restrictions, or limitations as the applicable Plan Administrator deems appropriate, including, by way of illustration but not by way of limitation, restrictions on transferability, requirements of continued employment, individual performance or the financial performance of the Company, or payment by the recipient of any applicable employment or withholding taxes. Such Plan Administrator may modify or accelerate the termination of the restrictions applicable to any Stock Award under the circumstances as it deems appropriate.

                  (d) Award Agreements. A Plan Administrator may require as a condition to a Stock Award that the recipient of such Stock Award enter into an award agreement in such form and content as that Plan Administrator from time to time approves.

         2.4 Terms and Conditions of SARs

                  (a) Eligibility. All Eligible Persons shall be eligible to receive SARs. The Plan Administrator of each administered group shall determine the SARs to be awarded from time to time to any Eligible Person in such group. The grant of a SAR to a person shall neither entitle such person to, nor disqualify such person from participation in, any other grant of options or awards by the Company, whether under this Plan or under any other stock option or award plan of the Company.

                  (b) Award of SARs. Concurrently with or subsequent to the grant of any Discretionary Option to purchase one or more shares of Stock, a Plan Administrator may award to the Optionholder with respect to each share of Stock underlying the Option, a related SAR permitting the Optionholder to be paid the appreciation on the Stock underlying the Discretionary Option in lieu of exercising the Option. In addition, a Plan Administrator may award to any Eligible Person an SAR permitting the Eligible Person to be paid the appreciation on a designated number of shares of the Stock, whether or not such shares are actually issued.

                  (c)  Conditions  to SAR.  All SARs  shall be  subject  to such terms, conditions, restrictions or limitations as the applicable Plan Administrator deems appropriate, including, by way of illustration but not by way of limitation, restrictions on transferability, requirements of continued employment, individual performance, financial performance of the Company, or payment by the recipient of any applicable employment or withholding taxes. Such Plan Administrator may modify or accelerate the termination of the restrictions applicable to any SAR under the circumstances as it deems appropriate.

                  (d) SAR Agreements. A Plan Administrator may require as a condition to the grant of a SAR that the recipient of such SAR enter into a SAR agreement in such form and content as that Plan Administrator from time to time approves.

                  (e) Exercise. An Eligible Person who has been granted a SAR may exercise such SAR subject to the conditions specified by the Plan Administrator in the SAR agreement.

                  (f) Amount of Payment. The amount of payment to which the grantee of a SAR shall be entitled upon the exercise of each SAR shall be equal to the amount, if any, by which the fair market value of the specified shares of Stock on the exercise date exceeds the fair market value of the specified shares of Stock on the date the Discretionary Option related to the SAR was granted or became effective, or, if the SAR is not related to any Option, on the date the SAR was granted or became effective.

                  (g) Form of Payment. The SAR may be paid in either cash or Stock, as determined in the discretion of the applicable Plan Administrator and set forth in the SAR agreement. If the payment is in Stock, the number of shares to be paid to the participant shall be determined by dividing the amount of the payment determined pursuant to Section 2.4(f) by the fair market value of a share of Stock on the exercise date of such SAR. As soon as practical after exercise, the Company shall deliver to the SAR grantee a certificate or certificates for such shares of Stock.

                  (h) Termination of Employment; Death. Section 2.2(j), applicable to Incentive Stock Options, and Section 2.2(k), applicable to nonqualified Options, shall apply equally to SARs issued in tandem with such Options. Section 2.2(k) shall apply equally to SARs that are not issued in tandem with any Options.

         2.5 Other Cash Awards

                  (a) In General. The Plan Administrator of each administered group shall have the discretion to make other awards of cash to Eligible Persons in such group ("Cash Awards"). Such Cash Awards may relate to existing Options or to the appreciation in the value of the Stock or other Company securities.

                  (b) Conditions to Award. All Cash Awards shall be subject to such terms, conditions, restrictions or limitations as the applicable Plan Administrator deems appropriate, and such Plan Administrator may require as a condition to such Cash Award that the recipient of such Cash Award enter into an award agreement in such form and content as the Plan Administrator from time to time approves.

                                   ARTICLE III
                             Automatic Grant Program

         3.1 Eligible Directors under the Automatic Grant Program. The persons eligible to participate in the Automatic Grant Program shall be limited to Board members who are not employed by the Company, whether or not such persons are Non-Employee Directors as defined herein ("Eligible Directors"). Persons who are eligible under the Automatic Grant Program may also be eligible to receive Discretionary Options or Discretionary Awards under the Discretionary Grant Program or option grants or direct stock issuances under other plans of the Company.

         3.2 Terms and Conditions of Automatic Option Grants.

                  (a)  Amount  and Date of Grant.  During the term of this Plan,
grants  of  Automatic   Options  shall  be  made  to  each   Eligible   Director
("Optionholder") as follows:

                           (i) Annual Grants. Each year on the Annual Grant Date
an Automatic Option to acquire 4,600 shares of Stock shall be granted to each Eligible Director for so long as there are shares of Stock available under
Section 1.2 hereof. The "Annual Grant Date" shall be the date of the Company's annual shareholders meeting commencing as of the first annual meeting occurring after the Effective Date. Any Eligible Director that was granted an Automatic Option under Section 3.2(a)(ii) hereof within 90 days of an Annual Grant Date shall be ineligible to receive an Automatic Option grant pursuant to this
Section 3.2(a)(i) on such Annual Grant Date.

                           (ii)  Initial  New  Director  Grants.  On the Initial
Grant Date, every new member of the Board who is an Eligible Director and has not previously received an Automatic Option grant under this Section 3.2(a)(ii) shall be granted an Automatic Option to acquire 4,600 shares of Stock ("Optioned Shares") as long as there are shares of Stock available under Section 1.2 hereof. The "Initial Grant Date" shall be the date that an Eligible Director is first appointed or elected to the Board. Any Eligible Director that was previously granted an Automatic Option pursuant to Section 3.2(a)(iii) hereof shall be ineligible to receive an Automatic Option grant pursuant to this
Section 3.2(a)(ii).

                           (iii) Initial Existing  Director Grants.  On the date
on which the Board adopted the Original Plan, each Eligible Director was granted an Automatic Option to acquire 4,600 shares of Stock.

                  (b) Exercise Price. The exercise price per share of Stock subject to each Automatic Option grant shall be equal to 100 percent of the fair market value per share of the Stock on the date the automatic Option was granted as determined in accordance with the valuation provisions of Section 4.5 hereof (the "Option Price").

                  (c) Vesting. Each Automatic Option grant shall become exercisable and vest on the earlier of (i) the first anniversary of the date of such grant or (ii) the day before the next Annual Grant Date. Each Automatic Option shall only vest and become exercisable if the Optionholder has not ceased serving as a Board member as of such vesting date.

                  (d) Method of Exercise. In order to exercise an Automatic Option with respect to any vested Optioned Shares, an Optionholder (or in the case of an exercise after an Optionholder's death, such Optionholder's executor, administrator, heir or legatee, as the case may be) must take the following action:

                           (i)  execute  and  deliver  to the  Company a written
notice of exercise signed in writing by the person exercising the Automatic Option specifying the number of shares of Stock with respect to which the Automatic Option is being exercised;

                           (ii)  pay the  aggregate  Option  Price in one of the
alternate forms as set forth in Section 3.2(e) below; and

                           (iii)  furnish  appropriate  documentation  that  the
person  or  persons   exercising  the  Automatic   Option  (if  other  than  the
Optionholder) has the right to exercise such Option.

As soon as practicable after the Exercise Date, the Company shall mail or deliver to or on behalf of the Optionholder (or any other person or persons exercising the Automatic Option in accordance herewith) a certificate or certificates representing the Stock for which the Automatic Option has been exercised in accordance with the provisions of this Plan. In no event may any Automatic Option be exercised for any fractional shares.

                  (e) Payment of Option Price. The aggregate Option Price shall be payable in one of the alternative forms specified below:

                           (i) full payment in cash or check made payable to the
Company's order; or

                           (ii) full  payment  in  shares of Stock  held for the
requisite period necessary to avoid a charge to the Company's reported earnings and valued at fair market value on the Exercise Date (as determined in accordance with Section 4.5 hereof); or

                           (iii)  if  a  cashless   exercise  program  has  been
implemented by the Board, full payment through a sale and remittance procedure pursuant to which the Optionholder (A) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the Optioned Shares to be purchased and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the Optioned Shares to be purchased and (B) shall concurrently provide written directives to the Company to deliver the certificates for the Optioned Shares to be purchased directly to such brokerage firm in order to complete the sale transaction.

                  (f) Term of Option. Each Automatic Option shall expire on the tenth anniversary of the date on which an Automatic Option grant was made ("Expiration Date"). Except as provided in Article IV hereof, should an Optionholder's service as a Board member cease prior to the Expiration Date for any reason while an Automatic Option remains outstanding and unexercised, then the Automatic Option term shall immediately be modified and the Automatic Option shall terminate and cease to be outstanding in accordance with the following provisions:

                           (i) The Automatic Option shall immediately  terminate
and cease to be outstanding for any Optioned Shares which were not vested at the time of the Optionholder's cessation of Board service.

                           (ii)  Should an  Optionholder  cease,  for any reason
other than death, to serve as a member of the Board, then the Optionholder shall have 90 days measured from the date of such cessation of Board service in which to exercise the Automatic Options which vested prior to the time of such cessation of Board service. In no event, however, may any Automatic Option be exercised after the Expiration Date of such Automatic Option.

                           (iii) Should an  Optionholder  die while serving as a
Board member or within 90 days after cessation of Board service, then the personal representative of the Optionholder's estate (or the person or persons to whom the Automatic Option is transferred pursuant to the Optionholder's will or in accordance with the laws of descent and distribution) shall have a 90 day period measured from the date of the Optionholder's cessation of Board service in which to exercise the Automatic Options which vested prior to the time of such cessation of Board service. In no event, however, may any Automatic Option be exercised after the Expiration Date of such Automatic Option.

         3.3 Terms and Conditions of Automatic Awards.

                  (a) Amount and Date of Award. During the term of this Plan, Automatic Awards shall be made to each Eligible Director ("Grantee") as follows:

                           (i) Initial New Director Awards.  On an Initial Grant
Date, every new member of the Board who is an Eligible Director and has not previously received an Automatic Award under this Section 3.3(a)(i) shall be awarded 1,532 shares of Stock as long as there are shares of Stock available under Section 1.2 hereof. Any Eligible Director that was previously awarded an Automatic Award pursuant to Section 3.3(a)(ii) hereof shall be ineligible to receive an award pursuant to this Section 3.3(a)(i).

                           (ii) Initial Existing Director Awards. On the date on
which the Board adopted the Original Plan, each Eligible Director was awarded 1,532 shares of Stock.

                  (b) Vesting. Each Automatic Award may not be sold, transferred, pledged, assigned or otherwise alienated until the earlier of (i) the first anniversary of the date of the Automatic Award or (ii) the day before the next Annual Grant Date (the "Vesting Date"). If an Eligible Director ceases serving as a Board member on or before the Vesting Date or did not attend 75 percent of the scheduled Board meetings (including scheduled meetings of any committee of the Board of which the Eligible Director is a member) during the period beginning on the grant date of the Automatic Award and ending on the Vesting Date, the Automatic Award shall be automatically forfeited and the awarded Stock shall be returned to the Company.

                  (c) Terms and Conditions. Upon acceptance of an Automatic Award, each Grantee (i) shall pay to the Company an amount equal to the par value of the shares of Stock comprising such Automatic Award and (ii) agrees to the terms and conditions of such Automatic Award as set forth herein. The Company shall place a restrictive legend on the shares of Stock awarded to a Grantee pursuant to an Automatic Award.

                                   ARTICLE IV
                                  Miscellaneous

         4.1 Capital Adjustments. The aggregate number of shares of Stock subject to the Plan, the number of shares of Stock covered by outstanding Options and Awards and the price per share stated in such Options and Awards, and the number of shares of Stock covered by unissued Automatic Options and Automatic Awards, shall be proportionately adjusted for any increase or decrease in the number of outstanding shares of Stock of the Company resulting from a subdivision or consolidation of shares or any other capital adjustment or the payment of a stock dividend or any other increase or decrease in the number of such shares effected without the Company's receipt of consideration therefor in money, services or property.

         4.2 Mergers, Etc. If the Company is the surviving corporation in any merger or consolidation (not including a Corporate Transaction), any Option or Award granted under the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option or Award would have been entitled prior to the merger or consolidation. Except as provided in

Section 4.3 hereof, a dissolution or liquidation of the Company shall cause every Option or Award outstanding hereunder to terminate.

         4.3 Corporate Transaction. In the event of shareholder approval of a Corporate Transaction, (a) all unvested Automatic Options shall automatically accelerate and immediately vest so that each outstanding Automatic Option shall, one week prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the Optioned Shares and (b) the Plan Administrator shall have the discretion and authority, exercisable at any time, to provide for the automatic acceleration of one or more of the outstanding Discretionary Options or Discretionary Awards granted by it under the Plan. Upon the consummation of the Corporate Transaction, all Options shall, to the extent not previously exercised, terminate and cease to be outstanding.

         4.4 Change in Control.

                  (a) Automatic Grant Program. In the event of a Change in Control, all unvested Automatic Options shall automatically accelerate and immediately vest so that each outstanding Automatic Option shall, immediately prior to the effective date of such Change in Control, become fully exercisable for all of the Optioned Shares. Thereafter, each Automatic Option shall remain exercisable until the Expiration Date of such Automatic Option.

                  (b) Discretionary Grant Program. In the event of a Change in Control, a Plan Administrator shall have the discretion and authority, exercisable at any time, whether before or after the Change in Control, to provide for the automatic acceleration of one or more outstanding Discretionary Options or Discretionary Awards granted by it under the Plan upon the occurrence of such Change in Control. A Plan Administrator may also impose limitations upon the automatic acceleration of such Options or Awards to the extent it deems appropriate. Any Options or Awards accelerated upon a Change in Control will remain fully exercisable until the expiration or sooner termination of the Option term.

                  (c) Incentive Stock Option Limits. The exercisability of any Discretionary Options which are intended to qualify as Incentive Stock Options and which are accelerated by the Plan Administrator in connection with a pending Corporation Transaction or Change in Control shall, except as otherwise provided in the discretion of the Plan Administrator and the Optionholder, remain subject to the $100,000 Limitation and vest as quickly as possible without violating the $100,000 Limitation.

         4.5 Calculation of Fair Market Value of Stock. The fair market value of a share of Stock on any relevant date shall be determined in accordance with the following provisions:

                  (a) If the Stock is not at the time listed or admitted to trading on any stock exchange but is traded in the over-the-counter market, the fair market value shall be the mean between the highest bid and lowest asked prices (or, if such information is available, the closing selling price) per share of Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its Nasdaq system or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Stock on the date in question, then the mean between the highest bid price and lowest asked price (or the closing selling price) on the last preceding date for which such quotations exist shall be determinative of fair market value.

                  (b) If the Stock is at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the closing selling price per share of Stock on the date in question on the stock exchange determined by the Board to be the primary market for the Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                  (c) If the Stock at the time is neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, then the fair market value shall be determined by the Board after taking into account such factors as the Board shall deem appropriate, including one or more independent professional appraisals.

         4.6 Use of Proceeds. The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options or Awards hereunder, if any, shall be used for general corporate purposes.

         4.7 Cancellation of Options. Each Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionholders, the cancellation of any or all outstanding Discretionary Options granted under the Plan by that Plan Administrator and to grant in substitution therefore new Discretionary Options under the Plan covering the same or different numbers of shares of Stock as long as such new Discretionary Options have an exercise price per share of Stock no less than the minimum exercise price as set forth in Section 2.2(b) hereof on the new grant date.

         4.8 Regulatory Approvals. The implementation of the Plan, the granting of any Option or Award hereunder, and the issuance of Stock upon the exercise of any such Option or Award shall be subject to the procurement by the Company of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Options or Awards granted under it and the Stock issued pursuant to it.

         4.9 Indemnification. In addition to such other rights of indemnification as they may have, the members of a Plan Administrator shall be indemnified and held harmless by the Company, to the extent permitted under applicable law, for, from and against all costs and expenses reasonably incurred by them in connection with any action, legal proceeding to which any member thereof may be a party by reason of any action taken, failure to act under or in connection with the Plan or any rights granted thereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except a judgment based upon a finding of bad faith.

         4.10 Plan Not Exclusive. This Plan is not intended to be the exclusive means by which the Company may issue options or warrants to acquire its Stock, stock awards or any other type of award. To the extent permitted by applicable law, any such other option, warrants or awards may be issued by the Company other than pursuant to this Plan without shareholder approval.

         4.11 Company Rights. The grants of Options shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         4.12 Privilege of Stock Ownership. An Optionholder shall not have any of the rights of a shareholder with respect to Optioned Shares until such individual shall have exercised the Option and paid the Option Price for the Optioned Shares. No adjustment will be made for dividends or other rights for which the record date is prior to the date of such exercise and full payment for the Optioned Shares.

         4.13 Assignment. The right to acquire Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionholder except as specifically provided herein. Except as specifically allowed by the Plan Administrator at the time of grant and as set forth in the documents evidencing a Discretionary Option or Award, no Option or Award granted under the Plan or any of the rights and privileges conferred thereby shall be assignable or transferable by an Optionholder or grantee other than by will or the laws of descent and distribution, and such Option or Award shall be exercisable during the Optionholder's or grantee's lifetime only by the Optionholder or grantee. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Company and its successors or assigns, and the Optionholders, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

         4.14 Securities Restrictions

                  (a) Legend on Certificates. All certificates representing shares of Stock issued under the Plan shall be endorsed with a legend reading as follows:

                           The shares of Common Stock evidenced by this certificate have been issued to the registered owner in reliance upon written representations that these shares have been purchased solely for investment. These shares may not be sold, transferred or assigned unless in the opinion of the Company and its legal counsel such sale, transfer or assignment will not be in violation of the Securities Act of 1933, as amended, and the rules and regulations thereunder.

                  (b) Private Offering for Investment Only. The Options and Awards are and shall be made available only to a limited number of present and future key personnel and their permitted transferees who have knowledge of the Company's financial condition, management and its affairs. The Plan is not intended to provide additional capital for the Company, but to encourage ownership of Stock among the Company's key personnel or their permitted transferees. By the act of accepting an Option or Award, each grantee or permitted transferee agrees (i) that, any shares of Stock acquired will be solely for investment and not with any intention to resell or redistribute those shares and (ii) such intention will be confirmed by an appropriate certificate at the time the Stock is acquired if requested by the Company. The neglect or failure to execute such a certificate, however, shall not limit or negate the foregoing agreement.

                  (c)  Registration   Statement.  If  a  Registration  Statement
covering the shares of Stock issuable under the Plan is filed under the Securities Act of 1933, as amended, and is declared effective by the Securities Exchange Commission, the provisions of Sections 4.14(a) and (b) shall terminate during the period of time that such Registration Statement, as periodically amended, remains effective.

         4.15 Tax Withholding.

                  (a) General. The Company's obligation to deliver Stock under the Plan shall be subject to the satisfaction of all applicable federal, state and local income tax withholding requirements.

                  (b) Shares to Pay for Withholding. The Board may, in its discretion and in accordance with the provisions of this Section 4.15(b) and such supplemental rules as it may from time to time adopt, provide any or all Optionholders or Grantees with the right to use shares of Stock in satisfaction of all or part of the federal, state and local income tax liabilities incurred by such Optionholders or Grantees in connection with the receipt of Stock ("Taxes"). Such right may be provided to any such Optionholder or Grantee in either or both of the following formats:

                           (i) Stock Withholding. An Optionholder or Grantee may
be provided with the election, which may be subject to approval by the Plan Administrator, to have the Company withhold, from the Stock otherwise issuable, a portion of those shares of Stock with an aggregate fair market value equal to the percentage (not to exceed 100 percent) of the applicable Taxes designated by the Optionholder or Grantee.

                           (ii)  Stock   Delivery.   The  Board   may,   in  its
discretion, provide the Optionholder or Grantee with the election to deliver to the Company, at the time the Option is exercised or Stock is awarded, one or more shares of Stock previously acquired by such individual (other than pursuant to the transaction triggering the Taxes) with an aggregate fair market value equal to the percentage (not to exceed 100 percent) of the taxes incurred in connection with such Option exercise or Stock Award designated by the Optionholder or Grantee.

         4.16 Governing Law. The Plan shall be governed by and all questions hereunder shall be determined in accordance with the laws of the State of Arizona.

                                    ARTICLE V
                                   Definitions

         The following capitalized terms used in this Plan shall have the meaning described below:

         "Affiliates" shall mean all "officers" (as that term is defined in Rule 16a-1(f) promulgated under the 1934 Act) and directors of the Company and all persons who own ten percent or more of the Company's issued and outstanding Stock.

         "Annual Grant Date" shall mean the date of the Company's annual shareholder meeting.

         "Automatic Awards" shall mean an automatic grant of Stock made to Eligible Directors under the Automatic Grant Program on the Initial Grant Date and on the date on which the Board adopted the Original Plan.

         "Automatic Grant Program" shall mean that program set forth in Article III of this Plan pursuant to which non-employee members of the Board are automatically granted Options upon certain events.

         "Automatic Option Grant" shall mean those automatic option grants made on the Annual Grant Date, on the Initial Grant Date, and on the date on which the Board adopted the Original Plan.

         "Automatic Options" shall mean those Options granted pursuant to the Automatic Grant Program.

         "Awards" shall mean the Discretionary Awards and the Automatic Awards.

         "Board" shall mean the Board of Directors of the Company.

         "Cash Award"  shall mean an award to be paid in cash and granted  under
Section 2.5 hereunder.

         "Change in Control" shall mean and include the following transactions or situations:

                  (i) A sale, transfer, or other disposition by the Company through a single transaction or a series of transactions of securities of the Company representing 30 percent or more of the combined voting power of the Company's then outstanding securities to any "Unrelated Person" or "Unrelated Persons" acting in concert with one another. For purposes of this definition, the term "Person" shall mean and include any individual, partnership, joint venture, association, trust corporation, or other entity (including a "group" as referred to in Section 13(d)(3) of the 1934 Act). For purposes of this definition, the term "Unrelated Person" shall mean and include any Person other than the Company, a wholly-owned subsidiary of the Company, or an employee benefit plan of the Company.

                  (ii) A sale, transfer, or other disposition through a single transaction or a series of transactions of all or substantially all of the assets of the Company to an Unrelated Person or Unrelated Persons acting in concert with one another.

                  (iii) A change in the ownership of the Company through a single transaction or a series of transactions such that any Unrelated Person or Unrelated Persons acting in concert with one another become the "Beneficial Owner," directly or indirectly, of securities of the Company representing at least 30 percent of the combined voting power of the Company's then outstanding securities. For purposes of this definition, the term "Beneficial Owner" shall have the same meaning as given to that term in Rule 13d-3 promulgated under the 1934 Act, provided that any pledgee of voting securities shall not be deemed to be the Beneficial Owner thereof prior to its acquisition of voting rights with respect to such securities.

                  (iv) Any  consolidation  or merger of the Company with or into an Unrelated Person, unless immediately after the consolidation or merger the holders of the common stock of the Company immediately prior to the consolidation or merger are the Beneficial Owners of securities of the surviving corporation representing at least 50 percent of the combined voting power of the surviving corporation's then outstanding securities.

                  (v) During any period of two years, individuals who, at the beginning of such period, constituted the Board of Directors of the Company cease, for any reason, to constitute at least a majority thereof, unless the election or nomination for election of each new director was approved by the vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

                  (vi) A change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the 1934 Act, or any successor regulation of similar import, regardless of whether the Company is subject to such reporting requirement.

         Notwithstanding any provision hereof to the contrary, the filing of a proceeding for the reorganization of the Company under Chapter 11 of the General Bankruptcy Code or any successor or other statute of similar import shall not be deemed to be a Change of Control for purposes of this Plan.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Company" shall mean Gateway Data Sciences Corporation, an Arizona corporation.

         "Corporate Transaction" shall mean (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purposes of which is to change the state in which the Company is incorporated; (b) the sale, transfer of or other disposition of all or substantially all of the assets of the Company and complete liquidation or dissolution of the Company, or (c) any reverse merger in which the Company is the surviving entity but in which the securities possessing more than 50 percent of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

         "Discretionary Award" shall mean a Stock Award, SAR or Cash Award under the Discretionary Grant Program.

         "Discretionary  Grant  Program"  shall mean the  program  described  in
Article II of this Plan pursuant to which certain Eligible Persons are granted Options or Awards in the discretion of the Plan Administrator.

         "Discretionary   Options"   shall  mean  options   granted   under  the
Discretionary Grant Program.

         "Effective Date" shall mean February 15, 1996, the date that the First Revised Plan was approved by the Company's shareholders.

         "Eligible Directors" shall mean, with respect to the Automatic Grant Program, those Board members who are not employed by the Company, whether or not such members are Non-Employee Directors as defined herein.

         "Eligible Persons" shall mean, (a) with respect to the Discretionary Grant Program, those persons who, at the time that the Discretionary Option or Discretionary Award is granted, are (i) key personnel (including officers and directors) of the Company or Parent or Subsidiary Corporations, or (ii) consultants or independent contractors who provide valuable services to the Company or Parent or Subsidiary Corporations, and (b) with respect to the Automatic Grant Program, the Eligible Directors.

         "Employee Committee" shall mean that committee appointed by the Board to administer the Plan with respect to the Non-Affiliates and comprised of one or more persons who are members of the Board.

         "Exercise Date" shall be the date on which written notice of the exercise of an Option and payment of the Option Price is delivered to the Company in accordance with the requirements of the Plan.

         "Expiration Date" shall be the 10-year anniversary of the date on which an Automatic Option Grant was made.

         "Grantee" shall mean an Eligible Person or Eligible Director that has received an Award.

         "Incentive Stock Option" shall mean a Discretionary Option that is intended to qualify as an "incentive stock option" under Code section 422.

         "Initial Grant Date" shall mean the date that an Eligible Director is first appointed or elected to the Board.

         "Non-Affiliates" shall mean all persons who are not Affiliates.

         "Non-Employee Directors" shall mean those directors of the Company who satisfy the definition of "Non-Employee Directors" under Rule 16b-3(b)(3)(i) promulgated under the 1934 Act.

         "$100,000 Limitation" shall mean the limitation pursuant to which the aggregate fair market value (determined as of the respective date or dates of grant) of the Stock for which one or more Options granted to any person under this Plan (or any other option plan of the Company or any Parent or Subsidiary Corporation) may for the first time be exercisable as Incentive Stock Options during any one calendar year shall not exceed the sum of $100,000.

         "Optionholder" shall mean an Eligible Person or Eligible Director to whom Options have been granted.

         "Optioned Shares" shall be those shares of Stock to be optioned from time to time to any Eligible Person or Eligible Directors.

         "Option Price" shall mean (i) with respect to Discretionary Options, the exercise price per share as specified by the Plan Administrator pursuant to
Section 2.2(b) hereof, and (ii) with respect to Automatic Options, the exercise price per share as specified by Section 3.2(b) hereof.

         "Options" shall mean options to acquire Stock granted under the Plan.

         "Parent Corporation" shall mean any corporation in the unbroken chain of corporations ending with the employer corporation, where, at each link of the chain, the corporation and the link above owns at least 50 percent of the combined total voting power of all classes of the stock in the corporation in the link below.

         "Plan" shall mean this stock option plan for Gateway Data Sciences Corporation.

         "Plan Administrator" shall mean (a) either the Board, the Senior Committee, or any other committee, whichever is applicable, with respect to the administration of the Discretionary Grant Program as it relates to Affiliates and (b) either the Board, the Employee Committee, or any other committee, whichever is applicable, with respect to the administration of the Discretionary Grant Program as it relates to Non-Affiliates.

         "SAR" shall mean stock appreciation  rights granted pursuant to Section
2.4 hereof.

         "Senior Committee" shall mean that committee appointed by the Board to administer the Discretionary Grant Program with respect to the Affiliates and comprised of two or more Non-Employee Directors.

         "Service" shall have the meaning set forth in Section 2.2(n) hereof.

         "Stock" shall mean shares of the Company's common stock, $.01 par value per share, which may be unissued or treasury shares, as the Board may from time to time determine.

         "Stock   Awards"   shall  mean  Stock   directly   granted   under  the
Discretionary Grant Program.

         "Subsidiary Corporation" shall mean any corporation in the unbroken chain of corporations starting with the employer corporation, where, at each link of the chain, the corporation and the link above owns at least 50 percent of the combined voting power of all classes of stock in the corporation below.

         EXECUTED as of the 6th day of December, 1996.

                                        GATEWAY DATA SCIENCES
                                        CORPORATION



                                        By: /s/ Michael M. Gordon
                                           -------------------------------------
                                        Name:    Michael M. Gordon
                                        Its:     President


ATTESTED BY:

 /s/ Matthew J. Gordon
----------------------------
Secretary
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